SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2005

BAY VIEW DEPOSIT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-121380	26-0100667

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1840 Gateway Drive, Suite 400, San Mateo, California	94404

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7300

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Trust and Servicing Agreement
Indenture
Validity Opinion
Federal Income Tax Opinion

Item 8.01. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-121380) filed with the Securities and Exchange Commission (the “Commission”) on December 17, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $600,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on February 17, 2005, with respect to the Registrant’s Auto Loan Backed Notes, Series 2005-LJ-1 (the “Offered Notes”).

     The Offered Notes were sold to Barclays Capital Inc. (“Barclays”) and UBS Securities LLC (“UBS”, and, together with Barclays, the “Underwriters”) pursuant to the terms of the Underwriting Agreement, dated February 16, 2005 among the Registrant, Bay View Acceptance Corporation (“BVAC”) and the Underwriters and the terms of the Underwriting Agreement Standard Provisions, dated February 16, 2005 among the Registrant, BVAC and the Underwriters (the “Underwriting Agreement”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Trust and Servicing Agreement

     The definitive Trust and Servicing Agreement for the Bay View 2005-LJ-1 Owner Trust (the “Trust”), dated as of February 1, 2005, among the Registrant, as transferor, BVAC, as servicer, Deutsche Bank Trust Company Americas, as indenture trustee, CenterOne Financial Services LLC, as back-up servicer, and Wilmington Trust Company, as owner trustee, is filed herewith as Exhibit 4.2.

Indenture

     The definitive Indenture, dated as of February 1, 2005, between the Trust, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee, is filed herewith as Exhibit 4.3.

Validity Opinion

     The legal opinion dated February 17, 2005 relating to the validity of the Offered Notes is filed herewith as Exhibit 5.1.

Tax Opinion

     The Federal income tax opinion dated February 17, 2005 relating to the Trust is filed herewith as Exhibit 8.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 16, 2005, for the Bay View 2005-LJ-1 Owner Trust

4.2	Trust and Servicing Agreement, dated as of February 1, 2005, for the Bay View 2005-LJ-1 Owner Trust

4.3	Indenture, dated as of February 1, 2005, between the Bay View 2005-LJ-1 Owner Trust, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee

5.1	Validity Opinion for the Offered Notes, dated February 17, 2005

8.1	Federal income tax opinion dated February 17, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf of Bay View Deposit Corporation by the undersigned hereunto duly authorized.

BAY VIEW DEPOSIT CORPORATION

Date: February 24, 2005	By:	/s/ John Okubo

John Okubo
Chief Financial Officer